UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 22, 2026

Date of Report (Date of earliest event reported)

Lakeshore Acquisition III Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42623	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue New York, NY	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 327-9933

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right to receive one-sixth of one ordinary share	LCCCU	The Nasdaq Stock Market LLC
Ordinary shares	LCCC	The Nasdaq Stock Market LLC
Rights	LCCCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On May 22, 2026, Lakeshore Acquisition III Corp., a Cayman Islands exempted company (the “Company” or the “Parent”), entered into a merger agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with (i) CPRO Electronics Holding Limited, a British Virgin Islands business company (“CPRO”); (ii) CPRO Electronics Co., Ltd., a South Korean company, which will become a wholly-owned subsidiary of CPRO prior to closing of the transactions contemplated in the Merger Agreement (“CPRO Korea”); (iii) CPRO Holding Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”); and (iv) LCCC Merger Sub Inc., a British Virgin Islands business company and wholly-owned subsidiary of the Parent (“Merger Sub”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Reincorporation Merger

Prior to the closing of the transactions contemplated in the Merger Agreement, and subject to the terms and conditions set forth therein, the Parent will be merged with and into the Purchaser, the separate corporate existence of the Parent will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”) under the Cayman Companies Act. Merger Sub will become a wholly owned subsidiary of the Purchaser as a consequence of the Reincorporation Merger. In connection with the Reincorporation Merger, at the Reincorporation Effective Time:

•	each issued and outstanding Parent Unit will be separated automatically into its constituent securities (i.e., one Parent Ordinary Share and one Parent Right);

•	each issued and outstanding Parent Ordinary Share immediately prior to the Reincorporation Effective Time (including the Parent Ordinary Shares from the separation of the Parent Units) will be converted automatically into one Purchaser Ordinary Share;

•	each issued and outstanding Parent Right (including the Parent Rights from the separation of the Parent Units) will be converted automatically into a right to receive one-sixth of one Purchaser Ordinary Share at the Closing;

•	each issued and outstanding Purchaser Ordinary Share immediately prior to the Reincorporation Effective Time will cease to be issued and will be automatically cancelled and retired and will cease to exist.

Acquisition Merger and Merger Consideration

At least one Business Day following the Reincorporation Merger, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into CPRO (the “Acquisition Merger” and together with the Reincorporation Merger, the “Business Combination”). Following the Acquisition Merger, the separate corporate existence of Merger Sub will cease, and CPRO will continue as the surviving company in the Acquisition Merger (the “Surviving Corporation”) under the laws of the British Virgin Islands and a wholly owned subsidiary of the Purchaser.

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid to existing shareholders of CPRO is US$185,000,000 (the “Base Purchase Price”), which will be paid entirely in stock, comprised of newly issued Purchaser Ordinary Shares valued at $10.00 per share. Upon the effectiveness of the Acquisition Merger, all issued and outstanding ordinary shares of CPRO (“CPRO Ordinary Shares”) will be cancelled and automatically converted into the right to receive, without interest, the applicable number of Purchaser Ordinary Shares.

Pursuant to the terms of the Merger Agreement, the Base Purchase Price will be automatically adjusted downwards dollar-for-dollar to the extent the indebtedness of CPRO and its Subsidiaries (together, the “Target Group”) as of immediately prior to the Closing exceeds US$26,000,000.

No fractional shares will be issued pursuant to the Business Combination and any such fractional Purchaser Ordinary Share that a holder of would otherwise be entitled to receive pursuant to the Merger Agreement (after aggregating all fractional shares that otherwise would be received by such holder) will be rounded down to the nearest whole Purchaser Ordinary Share.

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Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means a material adverse change or a material adverse effect upon the assets, Liabilities, condition (financial or otherwise), prospects, net worth, management, earnings, cash flows, business, operations or properties of Target Group and the Business, taken as a whole, whether or not arising from transactions in the ordinary course of business, subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

Conduct Prior to Closing; Covenants

Each of the Target Group and Purchaser Parties has agreed to, and cause its subsidiaries to, operate their respective businesses in the ordinary course of business consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications.

The Merger Agreement also contains, among other things, covenants providing for:

•	each party not soliciting, initiating, encouraging or continuing discussions with any third party with respect to any transaction other than the transactions contemplated or permitted by the Merger Agreement;

•	each party providing access to their books and records and providing information relating to their respective businesses to the other party, its legal counsel and representatives;

•	SEC filings and cooperation in making certain filings with the SEC and the Purchaser Parties using commercially reasonable efforts to ensure the Parent remains listed on Nasdaq prior to the Closing Date;

•	CPRO delivering the financial statements required by the Parent to make applicable filings with the SEC;

•	directors’ and officers’ indemnification;

•	extension of the period of time for the Parent to complete an initial business combination;

•	the parties using their commercially reasonable best efforts to enter into and consummate a PIPE financing;

•	certain key personnel of CPRO entering into employment agreements for a service period of no less than one year;

•	CPRO delivering its final, accurate and complete disclosure schedules to the Merger Agreement no later than May 31, 2026; and

•	CPRO completing the acquisition of 100% of the issued share capital of CPRO Korea (the “Reorganization”) prior to the Closing Date.

At the Closing, the Purchaser agreed to repurchase from the Sponsor a number of its Founder Shares equal to 20% of the Parent Closing Cash divided by $10.00, at a price per share of $10.00, subject to a maximum of 200,000 Founder Shares.

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The Purchaser and CPRO will jointly prepare and file with the SEC a registration statement on Form F-4 (the “Registration Statement”), registering the Purchaser Ordinary Shares to be issued under the Merger Agreement in connection with the Reincorporation Merger and the Acquisition Merger, which will also contain a proxy statement of the Parent for the purpose of soliciting proxies from the Parent’s shareholders for approval of certain matters related to the transactions contemplated by the Merger Agreement and providing the public shareholders of the Parent an opportunity in accordance with the Parent’s organizational documents and the IPO Prospectus to have their Parent Ordinary Shares redeemed in conjunction with the shareholder vote on the Business Combination.

General Conditions to Closing

Consummation of the Business Combination is subject to customary closing conditions for similar transactions involving special purpose acquisition companies, including, among other things, (i) the Parent and CPRO receiving approval from their respective shareholders to the transactions; (ii) the absence of injunctions or other legal restraints preventing or prohibiting the consummation of the Business Combination; (iii) the SEC having declared the Registration Statement effective; and (iv) the Purchaser Ordinary Shares having been approved for listing on Nasdaq.

Purchaser Parties’ Conditions to Closing

The obligations of the Purchaser Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	the Target Group complying with all of its obligations under the Merger Agreement in all material respects;

•	the representations and warranties of the Target Group being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a Material Adverse Effect;

•	there having been no occurrence of a Material Adverse Effect with respect to the Target Group;

•	the Target Group having obtained all necessary consents, and no such consent will have been revoked;

•	CPRO’s key personnel having executed the employment agreements;

•	the Purchaser Parties receiving a Company Disclosure Schedule updated (if applicable) as of the Closing Date;

•	the Purchaser Parties receiving executed opinions from CPRO’s British Virgin Islands counsel in form and substance reasonably satisfactory to the Purchaser Parties;

•	CPRO acknowledging in writing its succession of existing indemnification agreements and other agreements entered into by the Purchaser Parties and the D&O Indemnified Parties; and

•	CPRO completing the Reorganization, and the Purchaser Parties receiving evidence reasonably satisfactory to the Purchaser Parties of the completion thereof.

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CPRO’s Conditions to Closing

The obligations of CPRO to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

•	the Purchaser Parties complying with all of their obligations under the Merger Agreement in all material respects;

•	the representations and warranties of the Purchaser Parties being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a material adverse effect;

•	there having been no occurrence of a material adverse effect to Purchaser Parties;

•	the Purchaser Parties materially complying with the reporting requirements under the applicable Securities Act and Exchange Act;

•	the Parent Shares Redemptions having been completed; and

•	the directors designated by CPRO having been appointed to the board of directors of the Purchaser, effective as of the Closing.

Termination

The Merger Agreement may be terminated and/or the Business Combination may be abandoned at any time prior to Closing as follows:

•	by mutual agreement of the Purchaser Parties and CPRO;

•	by either the Purchaser Parties or CPRO, if the Closing has not occurred by the earlier of December 31, 2027 and the commencement of Parent’s liquidation (the “Outside Closing Date”), unless a breach or violation by such party or their respective affiliates of any representation, warranty, covenant or obligation under the Merger Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date;

•	by either party, in the event that any authority in the U.S. or applicable non-U.S. jurisdiction has issued a final and non-appealable injunction or order making the Business Combination illegal or prohibiting their consummation;

•	by the Purchaser Parties, if CPRO’s final, accurate and complete disclosure schedules to the Merger Agreement have not been delivered to the Purchaser by the Company Disclosure Schedule Delivery Date; or

•	by the Purchaser Parties, within fifteen (15) Business Days following their receipt of CPRO’s disclosure schedules, if such disclosure schedules disclose any fact, circumstance or condition that, individually or in the aggregate, would have caused the Purchaser Parties to not enter into the Merger Agreement, as determined by the Purchaser Parties in their reasonable discretion;

•	by the Purchaser Parties, if CPRO has materially breached or failed to perform or comply with any representation, warranty, agreement or covenant contained in the Merger Agreement or the Business Combination fails to be approved by its shareholders and such breach or failure to perform or comply has not been cured within 15 days following the date that the Target Group is notified in writing of such breach or failure to perform or comply; or

•	by CPRO, if the Purchaser Parties have materially breached or failed to perform or comply with any representation, warranty, agreement or covenant contained in the Merger Agreement or the Business Combination fails to be approved by the respective shareholder(s) and such breach or failure has not been cured within 15 days following the date that the Purchaser Parties are notified in writing of such breach or failure to perform or comply.

The Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated by reference, and the foregoing summary of the terms of the Merger Agreement is subject to, and qualified in its entirety by, such document.

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Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, the Company, the Purchaser, CPRO, RedOne Investment Limited (the “Sponsor”), and certain shareholders of CPRO (together with the Sponsor, the “Supporting Shareholders”) entered into a voting and support agreement (the “Voting and Support Agreement”), pursuant to which the Supporting Shareholders have agreed, among other things, to vote in favor of the Reincorporation Merger or the Acquisition Merger, as the case may be, the adoption of the Merger Agreement and any other matters necessary or reasonably requested by CPRO, the Purchaser or the Company for consummation of the Business Combination and the other transactions contemplated by the Merger Agreement.

The Supporting Shareholders have agreed not to sell, assign, encumber, pledge, hypothecate, dispose, loan or otherwise transfer the shares of the Company or CPRO, as applicable, owned of record and beneficially by such Supporting Shareholder or over which such Supporting Shareholder has voting power, prior to the earlier to occur of (a) the Acquisition Merger becoming effective, (b) the termination of the Merger Agreement, and (c) written agreement of the Supporting Shareholders and CPRO, the Parent and the Purchaser.

In addition, the Supporting Shareholders have agreed, from and after the Effective Date until the second anniversary of the Closing Date, to vote, or cause to be voted, all the Purchaser Ordinary Shares owned by them, or over which they have voting control, in whatever manner as will be necessary to ensure that at least two persons designated by the Sponsor will be elected to the Purchaser’s board of directors.

The Voting and Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Voting and Support Agreement is subject to, and qualified in its entirety by, such document.

Additional Agreements to be Executed at Closing

The Merger Agreement provides that, upon consummation of the Business Combination, the parties will enter into the following additional agreements.

Amended and Restated Registration Rights Agreement

At the closing, the Purchaser will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain shareholders of CPRO and the Company with respect to the shares of the Purchaser issued or issuable in connection with the Business Combination. Pursuant to the Registration Rights Agreement, either the holders of a majority-in-interest of the registrable securities or the Sponsor will have an aggregate of three demand registration rights for their registrable securities. The Registration Rights Agreement will also provide the shareholders with “piggy-back” registration rights, subject to certain requirements and customary conditions. All expenses of registration under the Registration Rights Agreement, including the legal fees of counsel chosen by shareholders participating in a registration, will be paid by the Purchaser.

A form of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is subject to, and qualified in its entirety by, such document.

Lock-up Agreement

At the closing, the Sponsor and certain shareholders of CPRO will enter into a lock-up agreement (the “Lock-up Agreement”) with the Purchaser, pursuant to which the Sponsor and such shareholders will agree, subject to certain customary exceptions, not to transfer, offer, sell, contract to sell, pledge or otherwise dispose of any ordinary shares of the Company, CPRO and the Purchaser, and the shares of the Purchaser that such shares will be converted into in connection with the Business Combination, in each case, held by or beneficially owned by the Sponsor or such shareholders immediately after the Closing, for a period of (i) with respect to the lock-up shares owned by the Sponsor, 180 days after the Closing; (ii) with respect to the lock-up shares owned by any other subject holder who will hold 5% or less of the Purchaser Ordinary Shares immediately after the Closing (each a “Minority Holder”), 180 days after the Closing; and (iii) with respect to the lock-up shares owned by any other subject holder, 12 months after the Closing. Notwithstanding the foregoing, if the aggregate number of CPRO Ordinary Shares held by all Minority Holders exceeds 15% of the CPRO Ordinary Shares issued and outstanding immediately prior to the Effective Time, only 15% of such shares will be released from lock-up 180 days after the Closing, with each Minority Holder having a pro rata portion of its lock-up shares released at that time. The remaining lock-up shares held by each Minority Holder will remain subject to lock-up until 12 months after the Closing.

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A form of the Lock-up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference, and the foregoing description of the Lock-up Agreement is subject to, and qualified in its entirety by, such document.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to shareholders of the Company for their consideration and approval. The Company, the Purchaser and CPRO intend to jointly file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which will include a preliminary proxy statement in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued  in connection with the proposed Business Combination. After the Registration Statement is filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. The Company’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, CPRO and the proposed Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, the Purchaser and CPRO, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company, CPRO and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the Business Combination. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 4, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are forward-looking statements. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company and CPRO to consummate the Business Combination within the time provided in the Company’s amended and restated memorandum and articles of association; performance of CPRO’s business; the risk that the approval of the shareholders of the Company for the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the Business Combination; the level of redemptions made by the Company’s shareholders and its impact on the amount of funds available in the Company’s trust account to complete the Business Combination; risks relating to the combined company’s sources of cash and cash resources; risks relating to the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; the impact of pandemics, global conflicts, the global economic status or tariffs on CPRO’s or the combined company’s business; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 4, 2026, and other documents of the Company, the Purchaser and CPRO filed, or to be filed, with the SEC. Neither the Company nor CPRO undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

On May 26, 2026, the Company and CPRO issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Merger Agreement, dated May 22, 2026, by and among Lakeshore Acquisition III Corp., CPRO Holding Limited, CPRO Electronics Co., Ltd., LCCC Merger Sub Inc., and CPRO Electronics Holding Limited.
10.1*	Voting and Support Agreement, dated May 22, 2026, by and among Lakeshore Acquisition III Corp., CPRO Holding Limited, CPRO Electronics Holding Limited and the Supporting Shareholders.
10.2	Form of Amended and Restated Registration Rights Agreement
10.3	Form of Lock-Up Agreement
99.1	Press release, dated May 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKESHORE ACQUISITION III CORP.

Dated: May 26, 2026	By:	/s/ Bill Chen
	Name:	Bill Chen
	Title:	Chief Executive Officer

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